                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    Of the Securities Exchange Act of 1934

Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
    5(d)(2))
[X] Definitive Information Statement

                              DATASCENSION, INC.
                 (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1) Title of each class of securities to which transaction applies:

          -----------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

          -----------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:

          -----------------------------------------------------------
       5) Total fee paid:

          -----------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

          -----------------------------------------------------------
       2) Form, Schedule or Registration Statement No.

          -----------------------------------------------------------
       3) Filing Party:

          -----------------------------------------------------------
       4) Date Filed:

          -----------------------------------------------------------

                              DATASCENSION, INC.
                     145 S. STATE COLLEGE BLVD., SUITE 350
                                 BREA CA 92821

                       INFORMATION STATEMENT PURSUANT TO
                        SECTION 14(c) OF THE SECURITIES
                           EXCHANGE ACT OF 1934 AND
                         RULE 14C PROMULGATED THERETO

                          NOTICE OF CORPORATE ACTION
                        BY WRITTEN SHAREHOLDER CONSENT
                  WITHOUT SPECIAL MEETING OF THE SHAREHOLDERS

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

    This Information Statement is being furnished to the stockholders of Datascension, a Nevada corporation, to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of Datascension, Inc. entitled to vote thereon. This action is being taken in accordance with the requirements of the Nevada Revised Statutes related to corporate law of the State of Nevada.

    Datascension, Inc.'s board of directors determined that the close of business on May 15, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing:

1. The approval of the following individuals as the Board members of Datascension, Inc., Scott Kincer (Chairman); Joseph Harmon and Robert Sandelman.

2. The approval of Datascension, Inc.'s retainer of the firm of Larry O'Donnell CPA, PC, as the independent auditor for Datascension, Inc.

    Under Section 78.320 of the Nevada General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved these actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these actions by written consent of the stockholders owning a majority of the outstanding voting securities of Datascension, Inc. entitled to vote thereon.

The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

(cont)

While there will be costs and management time involved in holding a shareholder meeting, the Board wishes to discuss the above actions set forth herein as early as possible in order to accomplish the purposes of the Company. The Board of Directors of the Company will be hosting its annual meeting on Wednesday, June 22, 2005, at the Embassy Suites Hotel at 900 E. Birch St. in Brea, California. The formal meeting will begin at 1 p.m. A facilities tour of the Brea facility will be available to shareholders at 3 p.m. Shareholders wanting to take a tour of the facility should e-mail info@datascension.com to ensure adequate time and space for each attendee. The purpose of this meeting will be to merely answer any questions shareholders have related to the above items, as no votes will be taken.

      As of the Record Date, there were 17,232,290 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of Datascension, Inc. The shares have been considered fully diluted, for a total amount of 17,232,290 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The shareholders holding shares representing approximately 52.60% of the votes entitled to be cast at a meeting of the Datascension, Inc.'s shareholders consented in writing to the proposed actions. The shares have been considered fully diluted, for a total amount of 17,232,290 shares used, for purposes of the ownership percentage calculations.

      On May 15, 2005, the board of directors approved each of the Actions and authorized Datascension, Inc.'s officers to deliver this Information Statement.

The executive offices of Datascension, Inc. are located at 145 S. State College Blvd, Suite 350, Brea, CA 92821 and its telephone number is (714) 482-9750.

      This Information Statement will first be mailed to stockholders on or about June ___, 2005 and is being furnished for informational purposes only.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ D. Scott Kincer
--------------------------
D.  Scott Kincer
Chairman and CEO


                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

    This Information Statement is being furnished to the stockholders of Datascension, a Nevada corporation, to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of Datascension, Inc. entitled to vote thereon. This action is being taken in accordance with the requirements of the Nevada Revised Statutes related to corporate law of the State of Nevada.

    Datascension, Inc.'s board of directors determined that the close of business on May 15, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing:

1. The approval of the following individuals as the Board members of Datascension, Inc., Scott Kincer (Chairman); Joseph Harmon and Robert Sandelman.

2. The approval of Datascension, Inc.'s retainer of the firm of Larry O'Donnell CPA, PC, as the independent auditor for Datascension, Inc.

    Under Section 78.320 of the Nevada General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved these actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these actions by written consent of the stockholders owning a majority of the outstanding voting securities of Datascension, Inc. entitled to vote thereon.

The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

While there will be costs and management time involved in holding a shareholder meeting, the Board wishes to discuss the above actions set forth herein as early as possible in order to accomplish the purposes of the Company. The Board of Directors of the Company will be hosting its annual meeting on Wednesday, June 22, 2005, at the Embassy Suites Hotel at 900 E. Birch St. in Brea, California. The formal meeting will begin at 1 p.m. A facilities tour of the Brea facility will be available to shareholders at 3 p.m. Shareholders wanting to take a tour of the facility should e-mail info@datascension.com to ensure adequate time and space for each attendee. The purpose of this meeting will be to merely answer any questions shareholders have related to the above items, as no votes will be taken.

      As of the Record Date, there were 17,232,290 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of Datascension, Inc. The shares have been considered fully diluted, for a total amount of 17,232,290 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The shareholders holding shares representing approximately 52.60% of the votes entitled to be cast at a meeting of the Datascension, Inc.'s shareholders consented in writing to the proposed actions. The shares have been considered fully diluted, for a total amount of 17,232,290 shares used, for purposes of the ownership percentage calculations.

      On May 15, 2005, the board of directors approved each of the Actions and authorized Datascension, Inc.'s officers to deliver this Information Statement.

Dissenter's Right of Appraisal

      Under Nevada law, Datascension, Inc.'s dissenting shareholders are not entitled to appraisal rights, and Datascension, Inc. will not independently provide our shareholders with any such right.

Voting Securities and Principal Holders Thereof

      As of the Record Date, there were 17,232,290 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of Datascension, Inc. The shares have been considered fully diluted, for a total amount of 17,232,290 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The following table sets forth the Common Stock ownership information as of May 15, 2005, with respect to (i) each person known to Datascension, Inc. to be the beneficial owner of more that 5% of Datascension, Inc.'s Common Stock;
(ii) each director of Datascension, Inc.; and (iii) all directors, executive officers and designated shareholders of Datascension, Inc. as a group. This information as to beneficial ownership was furnished to Datascension, Inc. by or on behalf of each person named.


Name of Beneficial      Position         Number of Shares        Percent
Owner (1)               with Company     Beneficially Owned      of Class

David Scott Kincer      CEO/Chairman           2,242,167*         13.01%
Joseph Harmon           VP / Director            250,556*          1.45%
Robert Sandelman       Director                 229,167*          1.33%
Executive Officers and Directors as a group   2,721,890*         15.80%

Murray N. Conradie                             2,543,500*         14.76%
Edward Dale Tschiggfrie                        1,004,962*          5.83%


* Post 10 for 1 split

(1) Except as otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than 5% of Datascension, Inc.'s Common Stock is c/o Datascension, Inc. at the mailing address of 145 State College Blvd, Suite 350, Brea, CA 92821.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities (referred to as "reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Reporting persons are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.

      Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended December 31, 2004, was a director, officer, or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by
Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year.

Committees

      Datascension, Inc. does not have any audit, compensation, and executive committees of its board of directors. The entire board of directors is serving as the Datascension, Inc.'s audit committee.

Board Meetings

      No Director participated in fewer than 75% of the total number of meetings of the full Board of Directors or the total number of meetings of committees on which such director served. The Board currently meets on an as needed basis to discuss matters related to Datascension, Inc. or when one Board member wishes to convene the rest of the Board to discuss an idea or issue that needs to be addressed. There were approximately 12 board meetings held during the last fiscal year.

Directors and Executive Officers

      The following table sets forth information regarding our executive officers, certain other officers and directors as of December 31, 2004:


      Name                    Age   Position/Office          Served Since
      David Scott Kincer      39    COO/Director             September 2001
      Joseph Harmon           28    VP/Director              September 2001

      Murray N. Conradie (1)  39    Chairman/President/CEO   April 1999
      Jason F. Griffith (1)   27    CFO/Director             June 2002

      (1)  Resigned April 1, 2005

      The following is a brief description of the business background of the directors and executive officers of Datascension, Inc.:

David Scott Kincer - Chairman and CEO

        Mr. Kincer joined Datascension as COO and Director in September 2001, Mr. Kincer has over twenty years experience in collecting, storing an analyzing consumer data. He also has fifteen years of experience managing data collection centers, including seven years of experience in Costa Rica. He co-founded Datascension International in 1999 and became COO of Datascension with the successful acquisition of Datascension International in 2001. Mr. Kincer is also the President and Chairman of Datascension International and oversees the operations of Datascension International from its main facility in Brea, California.

Joseph Harmon - VP/Director

        After attending California State University, Mr. Harmon started his career in 1992 at The Verity Group, a full service market research company in Fullerton, CA. At the Verity Group, Mr. Harmon worked his way up to Director of Operations and managed a 300-employee operation. He helped grow the company to a 12 million dollar business and was a key player in the acquisition to The Polk Company in 1997. He then went to Diagnostic Research where he managed Telephone Research. In 1998 The Polk Company brought Mr. Harmon back in as a Sales Manager to help increase sales in the Market Research division. After Polk, Mr. Harmon helped start Datascension and became Vice President. Mr. Harmon is also Vice President and a Director of Datascension International.

Robert Sandelman - Director

Mr. Sandelman has been the president of Sandelman and Associates for the past five years and has more than 30 years of marketing and advertising management experience in a variety of consumer product and service industries. He is considered to be one of the leading experts on foodservice market research and is widely quoted in major publications including The Wall Street Journal, Los Angeles Times, Orange County Register, USA Today, Nation's Restaurant News, Restaurants & Institutions, Chain Leader, Entrepreneur, Advertising Age, Adweek, Brandweek, and American Demographics. Mr. Sandelman earned both his Bachelor's degree and his Master's degree in Business Administration from the University of Michigan. He is a member of the National Restaurant Association, and the International Foodservice Manufacturers Association.

Compensation of Executive Officers

      The following table sets forth the aggregate cash compensation paid by Datascension, Inc. for services rendered during the periods indicated to its directors and executive officers:



				SUMMARY COMPENSATION TABLE

						                    LONG TERM  COMPENSATION
			       ANNUAL  COMPENSATION	AWARDS           PAYOUTS
NAME AND PRINCIPAL POSITIONYEAR SALARY  BONUS	 Restricted Stock SECURITIES UNDERLYING		ALL OTHER
						 Award(s)	  OPTIONS(#)			COMPENSATION
Murray Conradie            2004 $150.000  0	 100,000 (1)        540,000 (2)                    0
 President, CEO            2003 $150,000  0 	 0                  0                              0
                           2002 $75,000   0 	 0                  0                              0

David Scott Kincer         2004 $150,000  0 	 100,000 (1)        540,000 (2)                    968(5)
          COO              2003 $150,000  0 	 0                  0                              0
                           2002 $75,000   0 	 0                  0                              0

Jason F. Griffith          2004 $75,000   0 	 50,000 (1)         270,000 (2)                    0
          CFO              2003 $61,250   0	 0                  0                              0
                           2002 $35,000   0	 12,292 (3)         50,000 (4)                     0

Joseph Harman *            2004  76,500 6,048	 50,000             135,000                        178,708 (5)
           V.P.            2003  76,500   0  	 0                  0                              180,104 (5)
                           2002  68,750 2,500 	 0                  0                              141,360 (5)



* Mr. Harmon was paid by Datascension International

   (1)DSEN granted an initial signing award to the Executive as of the Effective Date of his renewed Employment Agreement of restricted shares of the Company's common stock under and subject to the terms and conditions of the Stock Compensation Plan (the "Stock Plan"). The Executive shall vest in 50% of such shares on the 90th day following the Effective Date and 50% on the six month anniversary of the Effective Date.
   (2)DSEN granted an option award to the Executive under the Stock Plan within 90 days of the Effective Date of his renewed Employment Agreement of a nonqualified option to purchase shares of DSEN's common stock at a per share price equal to the fair market value of the common stock on the grant date (which will be the Effective Date) and an exercise period equal to five (5) years (the "Initial Option").
   (3)Executive received 12,292 shares for unpaid salary which was converted to common stock restricted stock.
   (4)Executive granted an option award of 50,000 shares per paragraph 3.b of Employment Agreement date June 2002.
   (5)   Commissions for client contracts.

Common Stock

On December 31, 2004, 300,000 post split shares of common stock valued at $.20 per share were issued to four officers in consideration of terms under their employment agreements, which granted stock awards of common shares to certain employees. The issuance of these securities was effected through a private transaction not involving a public offering and was exempt from the registration provisions of the Securities Act pursuant to Section 4(2) thereof and/or the federal small issue exception for bonus shares of reporting companies.

Employment Agreements

      Effective January 1, 2004, we entered into separate employment agreements with our Chief Executive Officer and President of Datascension International, Inc (subsidiary) David Scott Kincer and our Vice President of both DSEN and Datascension International, Inc (subsidiary) Joseph Harmon. The employment agreements are substantially similar and provides for the following:

      - employment as one of our executives;

      - an annual base salary of  $150,000  with  eligibility to receive annual
increases  as  determined  in the sole  discretion   of the  Board of Directors
for Mr. Kincer;

      -  an annual base salary of $76,500 with eligibility  to  receive  annual
increases   as   determined   in the sole  discretion of the Board of Directors
for Mr. Harmon;

      - an annual cash bonus,   which  will  be awarded upon the achievement of
specified  pre-tax  operating  income;

      - participation in all welfare, benefit and incentive plans (including equity based compensation plans) offered to senior management;

      - a term of employment which commenced on January 1, 2004 and continues through the fifth anniversary thereof. The agreement provides that, in the event of termination by us "without cause" or by the executive for "good reason" (which includes a "Change of Control"), the executive will be entitled to receive from us:

(i) The Executive shall be entitled to a lump sum payment, within 60 days following termination of his employment, of (A) two times his then current Base Salary, plus (B) two times the average annual Incentive Bonus paid to or earned by the Executive (whichever is larger) during the three previous fiscal years during the Agreement Term or, if there have not been three previous fiscal years during the Agreement Term, such fewer number of fiscal years as shall have occurred during the Agreement Term;

            Employed 5 years or more, then 100% of (i)
            Employed 4 years or more, but less than 5 years; then 75% of (i) Employed 3 years or more, but less than 4 years; then 50% of (i) Employed 2 years or more, but less than 3 years; then 25% of (i) Employed 1 year or more, but less than 2 years; then 10% of (i) Employed less than 1 year, only what is currently due

The  terms  of Sections (ii), (iii) and (iv) will not be affected by length  of
employment of  Executive.   Employment  with DSEN will be defined as the period
Executive has been employed by DSEN or its subsidiaries.

(cont)

(ii) The Executive and his eligible dependents shall be entitled to continued participation, at no cost to the Executive or his eligible dependents, in all medical, dental, vision and hospitalization insurance coverage, until the earlier of 18 months following termination of employment or the date on which he receives equivalent coverage and benefits from a subsequent employer. The time period described in this Section shall run concurrently with the COBRA rights of the Executive and his eligible dependents.

(iii) All outstanding unvested stock options granted to the Executive prior to his termination of employment shall vest, become immediately exercisable and shall expire, if not exercised, at the earlier of the third anniversary of such termination of employment or the "expiration date" set forth in the applicable stock option agreement.

(iv) All outstanding unvested restricted shares of the DSEN's stock awarded to the Executive prior to his termination of employment shall vest immediately upon the Executive's termination of employment.

The Executives have also been granted the following initial restricted stock and initial option awards as part of their Employment Agreements.

(a) Initial Restricted Stock Award. DSEN shall make an initial signing award to the Executive as of the Effective

Date of restricted shares of DSEN's common stock under and subject to the terms and conditions of the Stock Compensation Plan (the "Stock Plan"). The Executive shall vest in 50% of such shares on the 90th day following the Effective Date and 50% on the six month anniversary of the Effective Date. The amounts granted under this initial restricted award are as follows:

            Murray N. Conradie * 100,000 shares
            David S. Kincer      100,000 shares
            Joseph Harmon         50,000 shares
            Jason F. Griffith*    50,000 shares

            * Resigned April 1, 2005

(b) Initial Option Award. DSEN shall make an award to the Executive under the Stock Plan within 90 days of the Effective Date of a nonqualified option to purchase shares of DSEN's common stock at a per share price equal to the fair market value of the common stock on the grant date (which will be the Effective
Date) and an exercise period equal to five (5) years (the "Initial Option"). The amounts granted under this initial option award are as follows:

            Murray N. Conradie*      540,000 shares
            David S. Kincer          540,000 shares
            Jason F. Griffith*        270,000 shares
            Joseph Harmon            135,000 shares

            * Resigned April 1, 2005

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

The following table sets forth the options granted in 2004 to each of the directors and executive officers:

     Option/SAR Grants in Last Fiscal Year (Individual Grants):
                   Number of      Percent of total
                   Securities     Options/SARs
                   Underlying     granted to      Exercise or
                   Options/SARS   employees in       base price   Expiration
       Name        Granted        fiscal year        ($/Share)    date
   ----------     ------------    ----------------   ----------   ---------
Murray N. Conradie*   540,000          36.4            $0.30       1/1/10

Scott Kincer          540,000          36.4            $0.30       1/1/10

Jason F. Griffith*    270,000          18.8            $0.30       1/1/10

Joseph Harmon         135,000           9.1            $0.30       1/1/10

* Resigned April 1, 2005

There were no other options granted or exercised by the directors and executive officers during the year ended December 31, 2004.

Compensation cost for options granted has not been recognized in the accompanying financial statements. These options do not vest until January 2005 and at such time, DSEN will recognize a compensation expense for the fair market value of those options, which is anticipated to be the fair market value of the common stock minus the exercise price of the respective options.


            PROPOSAL # 1:  Approval of Board Members

      Approve the following individuals as the Board members of Datascension, Inc., Scott Kincer (Chairman); Joseph Harmon and Robert Sandelman.

      Our Board of Directors presently consists of three members. The term of office of each person elected as a Director will continue for a period of three years or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

      The Board of Directors had recommended these individuals to the Board of Directors based on their experience with the company and the market research industry.

      Percent voted FOR:     52.57%
      Percent voted AGAINST:     0%
      Percent ABSTAINED:         0%


      PROPOSAL # 2: Approve Datascension, Inc.'s retainer of the firm of Larry O'Donnell, CPA, PC, as the independent auditor for Datascension, Inc.

       Our Board of Director's has recommended the appointment of Larry O'Donnell, CPA, PC., as our independent auditor for the fiscal year ending December 31, 2005. Larry O'Donnell, CPA, P.C. was engaged by the Registrant on June 18, 2004. During the most recent two fiscal years and during the portion of 2004 preceding the Board's decision, neither the Company nor anyone engaged on its behalf has consulted with Larry O'Donnell, CPA, P.C. regarding:
(i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

      The audit reports issued by Gary V. Campbell, CPA, Ltd. with respect to the Registrant's financial statements for December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. From December 12, 2002 through June 15, 2004, there were no disagreements between the Registrant and Gary V. Campbell, CPA, Ltd. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gary V. Campbell, CPA, Ltd., would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

       The Board of Directors had recommended Larry O'Donnell, CPA, P.C. as the company's auditor based on the company's prior experience with the firm, inclusive of their firms membership with the Public Company Accounting Oversight Board.

      Percent voted FOR:     52.57%
      Percent voted AGAINST:     0%
      Percent ABSTAINED:         0%

Additional Information

      Please read all the sections of this information statement carefully. Datascension, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by Datascension, Inc. with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

      Incorporation of Information by Reference

           The following documents, which are on file with the Commission (Exchange Act File No. 000-29087) are incorporated in this Information Statement by reference and made a part hereof:

   i.) Current Report on Form 8-K filed June 21, 2004, reporting a change in Auditors.

   ii.) Current Report on Form 8-K filed May 3, 2005, reporting the change in Directors.

   iii.) Current Report on Form 8-K filed March 8, 2005, reporting the change in Directors.

   iv.) Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004.

   v.)   Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005.

      All documents filed by Datascension, Inc. with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the Commission prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

Datascension, Inc. will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, to Scott Kincer, Secretary, Datascension, Inc., 145 S. State College Blvd, Suite 350, Brea, CA 92821 a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).

Conclusion

      As a matter of regulatory compliance, Datascension, Inc. is sending you this information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein, including any amendment to Datascension, Inc.'s Articles of Incorporation as described in this Information Statement was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide Datascension, Inc.'s stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

      Pursuant to the requirements of the Securities Exchange Act of 1934, Datascension, Inc. has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

                                         DATASCENSION, INC.

                                         By: /s/ D. Scott Kincer
                                         --------------------------
                                         D.  Scott Kincer
                                         Chairman and CEO